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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 19, 2003

                            STRUCTURED PRODUCTS CORP.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                               333-89080                13-3692801
--------                               ---------                ----------
(STATE OR OTHER JURISDICTION OF        (COMMISSION FILE         (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)           NUMBER)                IDENTIFICATION
                                                                NUMBER)

390 GREENWICH STREET, NEW YORK, NEW YORK                              10013
---------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (212) 723-9654
                                                  --------------


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Item 1.           CHANGES IN CONTROL OF REGISTRANT.

                  NOT APPLICABLE.
Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  NOT APPLICABLE.
Item 3.           BANKRUPTCY OR RECEIVERSHIP.

                  NOT APPLICABLE.
Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  NOT APPLICABLE.
Item 5.           OTHER EVENTS.

                  DOCUMENTS INCORPORATED BY REFERENCE.
                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001, and for each of the years in the three-year period ended December 31, 2002, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2003, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2003 and for the periods ending March 31, 2003 and March 31, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2003 (which was filed with the Securities and Exchange Commission on May 15, 2003), and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 24, 2003, February 28, 2003, March 4, 2003, March 20, 2003, March 26, 2003, March 31, 2003
                  and April 21, 2003 as such Current Reports related to Ambac Assurance, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-89080) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to TIERS(R) Principal-Protected Minimum Return Asset Backed Certificates Trust Series S&P 2003-10, and shall be deemed to be part hereof and thereof.

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  NOT APPLICABLE.
Item 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)  NOT APPLICABLE.

                  (b)  NOT APPLICABLE.


                  (c)  EXHIBITS.
Item 601(a) of Regulation S-K Exhibit No. (EX-23)           Description
                              ----------                    -----------


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                                                            Consent of KPMG LLP,
                                                            independent auditors
                                                            of Ambac Assurance
                                                            Corporation and
                                                            subsidiaries in
                                                            connection with
                                                            TIERS(R)
                                                            Principal-Protected
                                                            Minimum Return Asset
                                                            Backed Certificates
                                                            Trust Series S&P
                                                            2003-10






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                                   SIGNATURES





          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated May 19, 2003
                                           STRUCTURED PRODUCTS CORP.


                                           By: /s/ Matthew R. Mayers
                                              ----------------------------------
                                           Name:   Matthew R. Mayers
                                           Title:  Authorized Signatory




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EXHIBIT INDEX


Exhibit          Description                                     Paper  (P)  or
No.                                                              Electronic (E)
--------------------------------------------------------------------------------
(EX-23)   Consent of KPMG LLP, independent auditors of Ambac     E
          Assurance Corporation and subsidiaries in
          connection with TIERS(R) Principal-Protected
          Minimum Return Asset Backed Certificates Trust
          Series S&P 2003-10
--------------------------------------------------------------------------------